UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HUB GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

HUB GROUP INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 22, 2018 at 2000 Clearwater Drive, Oak Brook, IL 60523 at 10:00 A.M., Central Daylight Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, related reports, are available at: http://www.viewproxy.com/hubgroup/2018 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2018 to facilitate timely delivery. Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Shareholders of Hub Group, Inc.: Notice is hereby given that the Annual Meeting of Shareholders of Hub Group, Inc., (the "Company") will be held on May 22, 2018 at 2000 Clearwater Drive, Oak Brook, IL 60523 at 10:00 A.M., CDT for the following purposes: 1. Election of Directors Nominees: 01 David P. Yeager 02 Donald G. Maltby 03 Gary D. Eppen 04 James C. Kenny 05 Peter B. McNitt 06 Charles R. Reaves 07 Martin P. Slark 08 Jonathan P. Ward 09 Mary H. Boosalis 2. Advisory vote on executive compensation. 3. Ratification of the selection of Ernst & Young LLP as Hub Group's independent registered accounting firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board recommends a vote FOR all nominees listed and FOR Proposals 2 and 3. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Proxy materials for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/hubgroup/2018. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting proxy materials by e-mail, please send a blank e-mail with Hub Group, Inc., and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials. You must use the 11 digit control number located in the box below. CONTROL NO.

Hub Group, Inc. 2000 Clearwater Drive Oak Brook, IL 60523 The following proxy materials are available for you to review at: http://www.viewproxy.com/hubgroup/2018 o Notice & Proxy Statement; and o Annual Report on Form 10-K for the fiscal year ended December 31, 2017. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you wish to appoint as proxy any other person, please contact the Company Secretary. You may vote by Internet or submit your proxy by telephone until 4:59 AM, Central Daylight Time on May 21, 2018 REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://www.viewproxy.com/hubgroup/2018 or By email at: requests@viewproxy.com Please include Hub Group, Inc., and your control number in the subject line of your e-mail.